Exhibit 10.1

Iscis Holdings Ltd
102 - 9323 Gallant Ave.
North Vancouver , BC
V7G 2C1

And

Virtual Curricula Corp.("VCC")
3550 Quesnel Drive
Vancouver, BC
V6L 2W6
Canada

March                   ,  2006

Re: AAV 1-9 Mining Claims

This letter outlines our agreement as follows:

"VCC" will purchase a 100% interest in and to the AVA 1- 9 Mineral Claims (YC 19166 - 174) situated in the Whitehorse Mining District of the Yukon Territory, Canada by the following payments:

  Payments to Iscis of $5,000 in US currency on or before March 31, 2006; $20,000 USD Sep 31/06
  500,000 Shares of common stock
  Vendor will retain a 3% NSR (Net Smelter Royalty). A re-purchase agreement of 2% of this royalty at a price of $100,000 per 0.1% (total of $2miliion for 2%) of the Net Smelter Royalty.

"Net Smelter Royalty " means the proceeds received from any smelter or other purchaser from the sale of any ores, concentrates or minerals produced from the Claims after deducting from such proceeds the following charges only to the extent that they are not deducted by the smelter or other purchaser in computing the proceeds:

  the cost of transportation of the ores, concentrates or minerals from the Claims to such smelter or other purchaser, including related transport;

  smelting and refining charges including penalties;

  marketing costs.

"VCC" represents and warrants to "Iscis" that: it is a body corporate duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction; it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement; neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which either is a party; and the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of either of their constating documents.

Iscis represents and warrants to "VCC" that: it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement; neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which either is a party; and the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of either of their constating documents; the Claims have been duly and validly staked and recorded, are presently in good standing under the laws of the jurisdiction in which they are located and are free and clear of all liens, charges and encumbrances; Iscis is sole owner of an undivided 100% registered and beneficial interest in and to the Claims and has the exclusive right to enter into this Agreement and has all necessary authority to dispose of a 100% interest in and to the Claims in accordance with the terms of this Agreement, subject to a 3% NSR held by Glenn McDonald. See attached agreement dated March 1/04

The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and will be given by the delivery of the same or by mailing the same by prepaid registered or certified mail in each case addressed as follows:
  if to Glen Mcdonald.,
         3550 Quesnel Drive
         Vancouver, BC V6L 2W6
         Canada

  if to Iscis Holdings Ltd.
        102 - 9323 Gallant Ave.
        North Vancouver , British Columbia
        V7G 2C1

This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.

The covenants, promises, terms and conditions contained herein will be binding upon signing and the parties jointly and severally and may be enforced by each against the other.

If this reflects our understanding please indicate by signing below.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE CORPORATE SEAL OF Virtual Curricula)
Corp.                                           was hereunto  )
affixed in the presence of:                                    )                      C/S
                                                                          )
                                                                          )
                                                                          )
                                                                          )
                                                                            Virtual Curricula Corp.

Witness

____________________________________

THE CORPORATE SEAL OF Iscis Holdings    )
Ltd.                                               was hereunto )
affixed in the presence of:                                    )                      C/S
                                                                          )
                                                                          )
   /s/ Ivan Walsh                                                 )
                                                                          )
                                                                           Iscis Holdings Ltd.

Witness

____________________________________

3

If this reflects our understanding please indicate by signing below.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE CORPORATE SEAL OF Virtual Curricula)
Corp.                                           was hereunto  )
affixed in the presence of:                                    )                      C/S
                                                                          )
                                                                          )
                                                                          )
                                                                          )      /s/ Kathleen Scalzo
                                                                            Virtual Curricula Corp.

Witness

____________________________________

THE CORPORATE SEAL OF Iscis Holdings    )
Ltd.                                               was hereunto )
affixed in the presence of:                                    )                      C/S
                                                                          )
                                                                          )
                                                                          )
                                                                          )
                                                                           Iscis Holdings Ltd.

Witness

____________________________________